Exhibit 10.6

May 24, 2022

Re: Notice of Amendment of Outstanding Awards

Dear Holder of a Sprouts Equity Award:

The purpose of this letter is to notify you that the Compensation Committee of our Board of Directors has determined that it is in the best interest of Sprouts Farmers Market, Inc. (the “Company”) and all of our team members to amend outstanding equity awards to provide for beneficial treatment of such equity awards in the event of a termination of employment of the award holder due to death or disability. The amendment of outstanding awards is effective as of May 24, 2022 (the “Effective Date”).

If you are receiving this notice, it is because you have previously been granted any of the following award types or a combination thereof under the Sprouts Farmers Market, Inc. 2013 Incentive Plan (the “2013 Plan”): options to purchase shares of the Company’s common stock (“Options”); time-based restricted stock units (“RSUs”) and/or performance share awards (“Performance Share Awards”) (all of your outstanding Options, RSUs and Performance Share Awards granted under the 2013 Plan, collectively, your “Outstanding Awards”).

The Compensation Committee has approved the amendment of your Outstanding Awards as described in detail in Attachment 1 (for Options), Attachment 2 (for RSUs) and Attachment 3 (for Performance Share Awards) and the following summary description is qualified in its entirety by the applicable Attachment:

•
in the event your employment is terminated due to your death or disability, your unvested Options and RSUs will become fully vested; and
•
in the event your employment is terminated due to your death or disability, with respect to Performance Share Awards:
o
if such termination occurs prior to the certification date applicable to the award, a prorated portion of the award will become fully vested, with the portion determined based on the greater of target performance or expected actual performance as of the date of termination and prorated based on the portion of the performance period that you have been actively employed, and
o
if such termination occurs after the certification date applicable to the award, the vesting of the number of shares deemed earned on such certification date.

Effective as of the Effective Date, your Outstanding Awards and the award agreements applicable to such Outstanding Awards will be amended consistent with Attachment 1 (for Options), Attachment 2 (for RSUs) and Attachment 3 (for Performance Share Awards). The amendment of your awards is automatic and requires no further action on your part. There is no change to the number of shares underlying your Outstanding Awards, the vesting schedule applicable to your Outstanding Awards, the exercise price applicable to any Options or the performance metrics applicable to any Performance Share Awards.

You should keep a copy of this notice letter for your records.

Attachment 1

Option Amendments

To the extent that you hold any Option awards on the Effective Date, each and every award agreement governing such Option awards (each, an “Option Agreement”) is amended as follows:

1.
Amendment of Treatment of Option on a Termination of Employment. The row labeled “Termination” of each Option Agreement is hereby amended and restated in its entirety to add the bold and underlined text as follows:

Termination

Should your employment with the Company terminate for any reason except pursuant to a Change of Control as described below or due to death or Disability as described below, the portion of your Option that is not then vested will immediately terminate, and, except as provided below, the portion that is then vested will terminate at the close of business at the Company’s registered office on the 90th day after your termination date. Your Option will expire in any event at the close of business at the Company’s registered office on the seventh anniversary of the Option Grant Date, as shown on the Cover Sheet.

The grant of the Option does not confer upon you any right to continued employment with the Company or interfere with the Company’s right to terminate your employment at any time.

2.
Amendment of Treatment of Option on a Termination of Employment Due to Death. The row labeled “Death” of each Option Agreement is hereby amended and restated in its entirety to add the bold and underlined text as follows:

Death

If your employment terminates because of your death, any then-unvested portion of your Option shall become immediately vested and your right to purchase vested Shares under this Option will expire at the close of business at the Company’s registered office on the date that is six months and one day after the date of death (or on the seventh anniversary of the Option Grant Date, if earlier). During that period, your estate or heirs may exercise this Option.

3.
Amendment of Treatment of Option on a Termination of Employment Due to Disability. The row labeled “Disability” of each Option Agreement is hereby amended and restated in its entirety to add the bold and underlined text and remove the ~~struck~~ text as follows:

Disability

If your employment terminates due to your Disability ~~because of a disability which qualifies you for disability benefits under the Company’s long term disability plan~~, then any then-unvested portion of your Option shall become immediately vested and your right to purchase vested Shares under this Option will expire at the close of business at the Company’s registered office on the date that is six months and one day after your termination date (or on the seventh anniversary of the Option Grant Date, if earlier).

“Disability” means your becoming disabled within the meaning of the Company’s long-term disability plan applicable to you, or, if there is no such plan, a physical or mental condition that prevents you from performing the essential functions of your position (with or without reasonable accommodation) for a period of six consecutive months.

4.
No Other Amendments. Except as expressly set forth in this Attachment, each Option Agreement shall continue in full force and effect, without modification, in accordance with its terms.

Attachment 2

RSU Amendments

To the extent that you hold any awards of RSUs on the Effective Date, each and every award agreement governing such RSU awards (each, an “RSU Agreement”) is amended as follows:

1.
Amendment of Treatment of RSUs on a Termination of Employment. The row labeled “Termination” of each RSU Agreement is hereby amended and restated in its entirety to add the bold and underlined text as follows:

Termination

Should your employment with the Company and its Affiliates terminate for any reason except pursuant to a Change in Control as described above or due to death or Disability as described below, all of your RSUs then outstanding will terminate, and you will no longer have any right to receive any Shares in respect of such RSUs. The grant of RSUs does not confer upon you any right to continued employment with the Company or interfere with the Company’s right to terminate your employment at any time.

2.
Addition of Treatment of RSUs on a Termination of Employment Due to Death or Disability. Following the row labeled “Termination” of each RSU Agreement, as amended, a new row labeled “Termination due to Death or Disability” is hereby added as follows:

Termination due to Death or Disability

Should your employment with the Company and its Affiliates terminate due to death or Disability (as defined below), then all RSUs that have not yet vested shall vest upon such termination.

“Disability” means your becoming disabled within the meaning of the Company’s long-term disability plan applicable to you, or, if there is no such plan, a physical or mental condition that prevents you from performing the essential functions of your position (with or without reasonable accommodation) for a period of six consecutive months.

3.
No Other Amendments. Except as expressly set forth in this Attachment, each RSU Agreement shall continue in full force and effect, without modification, in accordance with its terms.

Attachment 3

Performance Share Amendments

To the extent that you hold any Performance Share Awards on the Effective Date, each and every award agreement governing such Performance Share Awards (each, a “Performance Share Agreement”) is amended as follows:

1.
Amendment of Treatment of Performance Shares on a Termination of Employment. The row labeled “Termination; Specified Conduct” of each Performance Share Agreement is hereby amended and restated in its entirety to add the bold and underlined text as follows:

Termination; Specified Conduct

Should your employment with the Company and its Affiliates terminate for any reason (except in connection with a Change in Control or due to death or Disability, in each case, as provided for below) or if you engage in Specified Conduct (as defined in Exhibit A) prior to the Certification Date, you shall forfeit all rights to receive any Performance Shares. Should your employment with the Company and its Affiliates terminate for any reason (except in connection with a Change in Control or due to death or Disability, in each case, as provided for below) after the Certification Date or if you engage in Specified Conduct after the Certification Date, you shall forfeit all Performance Shares that are not then vested, and such Performance Shares shall be returned to the Company automatically and for no consideration.

2.
Addition of Treatment of Performance Shares on a Termination of Employment Due to Death or Disability. Following the row labeled “Change in Control” of each Performance Share Agreement, as amended, a new row labeled “Termination due to Death or Disability” is hereby added as follows:

Termination due to Death or Disability

Should your employment with the Company and its Affiliates terminate due to death or Disability (as defined below), then any unvested Performance Shares will be treated as follows:

(A)
if such termination occurs prior to the Certification Date, upon such termination you will become vested in a pro-rated number of Performance Shares that is equal to: (i) the greater of (x) the target number of Performance Shares, or (y) the number of Performance Shares which would have been earned based on the Company’s actual achievement of the performance metric(s) set forth in the Cover Sheet through the date of such termination, multiplied by, (ii) a fraction, the numerator of which is the number of days that elapsed between the Grant Date and the termination date, and the denominator of which is the number of days in the performance period; or
(B)
if such termination occurs on or after the Certification Date, all Performance Shares that have been deemed earned on the Certification Date but have not yet vested shall vest upon such termination.

“Disability” means your becoming disabled within the meaning of the Company’s long-term disability plan applicable to you, or, if there is no such plan, a physical or mental condition that prevents you from performing the essential functions of your position (with or without reasonable accommodation) for a period of six consecutive months.

3.
No Other Amendments. Except as expressly set forth in this Attachment, each Performance Share Agreement shall continue in full force and effect, without modification, in accordance with its terms.